Exhibit 10.2.1.2

AMENDMENT
TO THE CONSOLIDATED EDISON
COMPANY OF NEW YORK, INC.
SUPPLEMENTAL RETIREMENT INCOME PLAN

As Amended and Restated Effective January 1, 2009

Exhibit 10.2.1.2

Pursuant to resolutions adopted by the Board of Directors of Consolidated Edison Company of New York, Inc. (“CECONY”), the Board of Directors of Consolidated Edison, Inc. (“CEI”), the Board of Directors of Orange and Rockland Utilities, Inc. (“O&R”) and the Board of Directors of Con Edison Transmission, Inc.(“CET”), at a meeting duly held on November 17, 2016, the undersigned hereby approves the following amendments to the Consolidated Edison Company of New York, Inc. Supplemental Retirement Income Plan, (the “Plan”) effective January 1, 2017.

1.	The “Purpose” section of the Plan is amended by adding to the following to the end thereof:

“Effective on and after January 1, 2017, participation in the Plan is frozen. Participation is limited solely to Eligible Employees who are Participants on or before December 31, 2016.”

2.	Section 1.29 “Eligible Employee” is amended by adding the following to the end thereof:

“Notwithstanding the foregoing, any officer or employee hired by the Company or a Participating Company on or after January 1, 2017, shall not qualify as an Eligible Employee and shall not participate in the Plan.”

3.	A new Section 1.44 “Pension Choice” is added as follows:

“Pension Choice” shall have the meaning set forth in the Retirement Plan.”

4.	Section 2.01 is amended by adding the following to the end thereof:

“Effective June 1, 2017, a Cash Balance Formula Participant who makes a Pension Choice under the Retirement Plan to transfer, on a prospective basis, to coverage under the Defined Contribution Pension Formula in the Thrift Savings Plan shall, effective as of the date of the transfer, cease to accrue additional compensation credits under this Plan.”

5.	Section 2.06 is amended by adding the following to the end thereof:

Beginning on or after January 1, 2017, each Eligible Employee who is reemployed by the Company or an Affiliated Company after a Separation from Service, and who began to receive, or received some or all of her or his Benefit, including his or her Retirement Allowance payable under the Retirement Plan, will not be eligible to participate in this Plan.

Except as hereby amended, all of the terms and conditions set forth in the Plan shall remain in full force and effect.

Exhibit 10.2.1.2

IN WITNESS WHEREOF, the undersigned has executed this instrument this 2nd day of
May 2017.

CONSOLIDATED EDISON COMPANY OF NEW YORK, INC.

/s/ Susan Carson
Director of Compensation